Exhibit 10.25.8

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 7 TO

CAPACITY PURCHASE AGREEMENT

This Amendment No. 7 to Capacity Purchase Agreement (this “Amendment”) is dated as of September 28, 2018 (the “Amendment Effective Date”), between American Airlines, Inc., a Delaware corporation (together with its successors and permitted assigns, “American”), and Republic Airline Inc. (together with its permitted successors and assigns, “Contractor”).

WHEREAS, on January 23, 2013 American entered into that certain Capacity Purchase Agreement with Contractor (as amended, modified and supplemented from time to time, the “Capacity Purchase Agreement”) to establish the terms by which Contractor will provide regional airline services utilizing certain Covered Aircraft on behalf of American;

WHEREAS, on February 28, 2013, American entered into that certain Amendment No. 1 to Capacity Purchase Agreement with Contractor,

WHEREAS, on September 2, 2016, American entered into that certain Amendment No. 2 to Capacity Purchase Agreement with Contractor (as such Amendment No. 2 was amended by that certain Letter Agreement dated as of October 11, 2016);

WHEREAS, on October 12, 2017, American entered into that certain Amendment No. 3 to Capacity Purchase Agreement with Contractor;

WHEREAS, on November 3, 2017, American entered into that certain Amendment No. 4 to Capacity Purchase Agreement with Contractor;

WHEREAS, on December 15, 2017, American entered into that certain Amendment No. 5 to Capacity Purchase Agreement with Contractor;

WHEREAS, on February 23, 2018 American entered into that certain Amendment No. 6 to Capacity Purchase Agreement with Contractor;

WHEREAS, American and Contractor desire to amend the Capacity Purchase Agreement to [***];

WHEREAS, it is in the best interests of the parties hereto to further amend the Capacity Purchase Agreement to reflect the agreements set forth herein; and

WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Capacity Purchase Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree to the following amendment to the Capacity Purchase Agreement:

1.	Section 3.02 (Spare Aircraft) of the Capacity Purchase Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

2.	Section 13.01 (Notices) of the Capacity Purchase Agreement shall be and it hereby is amended to add the following:

If to American pursuant to Exhibit D, to:

[***], with a copy delivered personally or by prepaid overnight confirmed delivery service to the attention of:

Data Privacy Officer

American Airlines, Inc.

4333 Amon Carter Boulevard

MD 5675

Ft. Worth, TX 76155

3.	The following definitions in Exhibit A (Definitions) of the Capacity Purchase Agreement shall be and they hereby are amended and restated in their entirety to read follows:

“American Data” means all data or information, in any form or format, including [***].

“Process” or “Processing” means any operation or set of operations that is performed upon American Data, [***].

4.

The “AMERICAN’S SECURITY POLICIES AND PROCEDURES” (the “Data Security Addendum”) attached to the Capacity Purchase Agreement as Exhibit D is hereby amended by inserting and incorporating the “American Airlines, Inc.’s Proprietary Rights and Data Security Addendum” attached as Annex I hereto. [***].

5.	This Amendment shall become effective as of the Amendment Effective Date upon satisfaction of all of the following conditions precedent:

a.

Receipt by each Party of each of the following: (i) a copy of this Amendment, duly executed and delivered by American and Contractor; and (ii) any other documents or agreements reasonably requested by American in connection with the transactions contemplated by this Amendment.

6.

The Parties hereby acknowledge and represent to each other that after giving effect to the terms hereof, each representation and warranty of Contractor contained in the Capacity Purchase Agreement [***] is true and correct in all material respects on the Amendment Effective Date.

2

7.

Except as amended and modified hereby, any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by American and Contractor. Each of American and Contractor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of American or Contractor under the Capacity Purchase Agreement. Each reference in the Capacity Purchase Agreement to ‘this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Capacity Purchase Agreement or other agreements, documents or other instruments executed and delivered pursuant to the Capacity Purchase Agreement to the “Capacity Purchase Agreement”, shall mean and be a reference to the Capacity Purchase Agreement as amended by this Amendment.

8.

THIS AMENDMENT, THE CAPACITY PURCHASE AGREEMENT, AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

3

IN WITNESS WHEREOF, American and Contractor have executed this Amendment as of the date first set forth above.

AMERICAN AIRLINES, INC.

By:	/s/ Anne Moroni
Name: Anne Moroni
Title: Managing Director Strategic and
Operations Planning

REPUBLIC AIRLINE INC.

By:	/s/ Paul Kinstedt
Name: Paul Kinstedt
Title: Chief Operating Officer/SVP

ANNEX I

American Airlines, Inc.’s Proprietary Rights and Data Security Addendum

[***]

Personal Data Supplement to Proprietary Rights and Data Security Addendum

1

Schedule 1 to Annex I

[***]

Personal Data Supplement to Proprietary Rights and Data Security Addendum

2